Mercury Computer Systems, Inc.

Challenges Drive Innovation

© 2005  Mercury Computer Systems, Inc.
Jay Bertelli,
President, Chief Executive Officer & Chairman
Bob
Hult,
SVP, Chief Financial Officer
Kaufman Bros. 10th Annual Investor
Conference
September 6, 2007
Exhibit 99.1

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Forward-Looking Safe Harbor Statement
This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation
Reform Act of 1995, including those relating to anticipated fiscal 2007 business performance and beyond. You can identify these statements by our use of the words "may," "will," "should," "plans," "expects," "anticipates," "continue,"
"estimate," "project," "intend," and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the
Company's markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S. Government's interpretation of federal procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, the inability to fully realize the expected benefits from acquisitions or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, and difficulties in retaining key customers. These risks and uncertainties also include such additional risk factors as are discussed in the Company's recent filings with the U.S. Securities and
Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2006. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the
Company provides non-GAAP financial measures adjusted to exclude certain specified charges, which the Company believes are useful to help investors better understand its past financial performance and prospects for the future.
However, the presentation of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company's underlying operational results and trends, and management uses these measures, along with their corresponding GAAP financial measures, to manage the
Company's business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial measures discussed in this presentation is contained in the company’s Fourth Quarter and Fiscal Year 2007 earnings release, which can be found on our website at
www.mc.com/mediacenter/pr/.

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

What We Do
•
Solve problems too complex for standard computing
•
Architect optimal solutions for compute and data
intensive applications
•
Unique skill set for advanced, real-time, 3D visualization
•
Provide cost-effective hardware and software products
and system-level solutions
Customer
Specific
Application
Specific
High Performance
Computing
Commodity
Computing
Specialized
Computing
Platforms
Outsourced
Solution
Services

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Mercury Overview
•
Founded in 1983
•
FY2007 revenues of
$224 million
•
End markets:
Aerospace &
Defense
Life Sciences
Semiconductor
Equipment
Geosciences
Communications
FY07 (Ended June) Revenue Mix
Defense
CIV
ABSU
MPS

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Investment Highlights
•
Data explosion across multiple markets
•
Mercury uniquely positioned to implement multi-core
processing systems
•
Strategic acquisitions starting to produce
•
Large opportunity in 3D medical imaging
•
New alignment of internal competencies should drive
new business opportunities
•
Recent cost-reduction initiatives should improve
margins

Computer Systems, Inc. MERCURY Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Unique Set of Technology Capabilities
Solutions for Complex Computing Problems
Aerospace &
Defense
Life Sciences
Communications
Video
Semiconductor
Geosciences
Cell BE, FPGA,
GPU,
Multicore,
Pentium
DSP
Processor Platforms
Compute-intensive
applications
software, systems
Mercury
engineering, and
domain
expertise

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Emerging Markets
Organizing the Company Around our Core Business Model
AUSG
Biotech
Visage
Imaging
(Life
Sciences,
amira-
medical)
Advanced Computing Solutions
Market Investments
Leveraged
Core Product
Investments
Stream
Computing
Application
Acceleration
Radar
SIGINT
Def
Comms
Semi
MEDICAL
Comms
Solution
Architecture
SEISMIC
Sonar
Specialized Computing Business
Federal
VSG
Visualization

Computer Systems, Inc. MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

New Business Unit:  Advanced Computing Solutions
Leveraging Mercury
technology across:
•
Defense
•
Semiconductor
•
Communications
•
Intelligence
•
Homeland
Security
•
Research

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Mercury Well-Positioned in Defense
•Strong customer base
20 years of experience
COTS model
•Technology leadership
Strong position in large, complex radar
systems
Programmable solutions moving closer
to the war fighter
•Broadening market portfolio
Signals intelligence
Net-centric warfare
• Wideband Data Links
UAVs
• Synthetic Vision
Sonar
Smart weapons
Ground based radar

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Mercury Federal
GOAL:
Extend Mercury’s capabilities directly into:
• Intelligence Agencies
• Homeland Security
To solve their unique problems
• Massive amounts of sensor data into intelligent information actionable by the recipient
New business model for Mercury
• Government contracting vehicle
• Consulting services
• Systems engineering
• Products and services

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Semiconductor Creation Market
•
Supplying application-
enabling solutions to
leading OEMs
•
Growth driven by production
design wins
Mask generation
Wafer inspection
Reticle inspection
•
Positioned for the next wave
Mercury Cell BE-based solutions
uniquely meet market needs
Emerging new applications for
Mercury solutions
Strong Organic Growth
36% CAGR
FY 2002-2007
Mercury Semiconductor Segment  Revenue
FY 2002 – FY 2007
$7 M
FY 2002
$32 M
FY 2007

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

EDA:  New Market Leveraging Mercury Technology
•
Compute-intensive processing
required to prepare designs for
mask creation
Resolution Enhancement
Technology (RET)
Design For Manufacturing (DFM)
•
Mercury Cell BE-based solutions
to provide over 10 Teraflops to
speed application by 10x to 100x
•
Partnership with Mentor
Graphics to deploy first Cell BE-
based platform for EDA market

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Communications
•
Communications market
potential
System development
platforms for wireless
infrastructure applications
•
Growth Opportunity
AdvancedTCA DSP and FPGA
compute solutions
•
Example: Satellite ground stations
for Ancillary Terrestrial Component
(ATC)
•
Wideband Data Link Modems for
Net-centric Warfare

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Visage Imaging
•
Wholly owned subsidiary
•
Focused on software-based
medical imaging solutions
•
Web based PACS
•
Client / server model for 3D
visualization
•
Distribution Strategy
•
OEMs
•
Direct
•
Distributors
•
Market Segments
•
Clinical DMI
•
Microscopy
•
Biomedical Research
•
Pharma

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Broad Set of Capabilities
Acquire
Visualize Manage
Distribute
•
Visage VR
volume
rendering
•
Visage WS
workstation
•
Visage CS thin
client server
Reconstruct
•
Visage RT image
reconstruction
•
GPU acceleration
•
CELL technology
acceleration
•
Multi-channel
MRI receiver
•
CT gantry
dose
controller
•
Visage PACS
•
Visage CS thin
client server
•
Visage CS
Cardiac analysis
•
Visage
PACS
•

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Visage Has Most Complete Solution
X X X X X
Visage Imaging
(Mercury)
X X
Analogic
X X X
Merge/Cedara
X X
Vital Images +
Innovation
X X X
TeraRecon
X
Barco/Voxar
X X X X X
X X
Analogic
X X X
Merge/Cedara
X X
Vital Images +
X X X
TeraRecon
X
Barco/Voxar
Control Recon Visualize   Distribute   Archive
Medical Imaging – Signal Processing and Workflow
Hardware & Software Solutions
Gantry
Data
Explosion
Competition

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Emerging Businesses
•
Emerging markets where Mercury can leverage its
technology
Visualization Sciences Group (incubator)
• Oil and Gas Exploration
• Industrial Design
• Corp and Univ Research Labs
• Non-destructive Testing
Synthetic Vision for UAVs
• Border Patrol
• Forest Fire Detection
• Utility and Pipeline Monitoring
Biotech
• Drug discovery – computer simulation
• Very early stage
•
Potentially large niche markets
•
Focus on selling applications and services
•
FY08 Investment Year

© 2005 Mercury Computer Systems, Inc. Financial Overview

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Revenue ($M)
$86
$107
$141
$181
$150
$180
$186
$250
$236
$225*
$224
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E
Revenue Follows Technology Cycles
Echotek – A/D-D/A
June Fiscal Year End
*Per Company guidance, July 26, 2007 earnings conference call
PowerPC
RACE++
MP-510
Cell BE
Processor
DSP/GPU / FPGA Processors
Northstar Ensemble
PowerStream 7000
TGS – 3D
Momentum - SBC
SoHard – PACS
ARC - RF
Rapid IO
10% CAGR
FY98 – FY08E

© 2005 Mercury Computer Systems, Inc.

Focus on Working Capital
•
Supply chain
transformation
Competitive advantage for
Mercury and customers
•
Customer satisfaction
DSO target 50 days
Inventory Turns
4.9
6.9
5.4
4.6
4.1
4.6
7.5
2003 2004 2005 2006 2007 2008E Model
Days Sales Outstanding

56
50
2003 2004 2005 2006 2007 2008E Model

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Strong Balance Sheet
Historically strong
balance sheet
Net cash positive
Projected FY08 capex
of $7 million
Positive free cash
flow in FY08
•
2% convertible senior notes offering due 2024
Quarter ended June 30, 2007
Cash and Equivalents $157
Total Current Assets $196
Total Assets $360
Total Debt $125
Total Liabilities $191
Stockholders’ Equity $169
*

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Commitment to Timeless Business Model
Non-GAAP
FY05 FY06 FY07
Guidance
FY08*
Timeless
Business Model
Revenue
100% 100% 100% 100%
100%
Gross Margin
66% 62% 56% 57%
60+%
SG&A
29% 34% 36%
R&D
20% 25% 26%
Income from Operations
17% 3% (6%) 0%
16-18%
*Per Company guidance, July 26, 2007 earnings conference call

MERCURY Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Q1 Fiscal Year 2008 Guidance
•
Impact of equity-based compensation costs related to FAS
123(R) of approximately $2.6M excluded from non-GAAP
•
Acquisition-related amortization of approximately $1.8M
excluded from non-GAAP
Notes:
1)
Figures in millions, except percent and per share data which includes adjustment for contingent convertibles, in accordance with GAAP
2)
Company guidance, July 26, 2007 earnings conference call
Quarter Ending September 30, 2007
Revenues ($M) $48
      GAAP  Non-GAAP
Gross Margin 57% 57%
EPS $(0.33) $(0.08)

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2005 Mercury Computer Systems, Inc.

Fiscal Year 2008 Guidance
Fiscal Year Ending June 30, 2008
Revenues ($M) $225
      GAAP  Non-GAAP
Gross Margin 57% 57%
EPS $(0.63) $0.17
Notes:
1)
Figures in millions, except percent and per share data which includes adjustment for contingent convertibles, in accordance with GAAP
2)
Company guidance, July 26, 2007 earnings conference call
•
Impact of equity-based compensation costs related to FAS
123(R) of approximately $11M excluded from non-GAAP
•
Acquisition-related amortization of approximately $7M
excluded from non-GAAP

© 2005 Mercury Computer Systems, Inc. 25 www.mc.com NASDAQ: MRCY